Exhibit 99.4


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THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in
any doubt about the Offer or the action you should take, you are recommended immediately to seek your own personal financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services and Markets Act 2000 if you are in the United Kingdom or, if not, from another appropriately authorised independent professional adviser.

This Form of Acceptance, which relates to the Offer, should be read in conjunction with the accompanying offer document dated 28 February 2003 (the "Offer Document"). The definitions used in the Offer Document apply in this Form of Acceptance. The provisions of Parts A, B and C of Appendix I to the Offer Document are deemed to be incorporated in and form part of this Form of Acceptance and should be read carefully by each Eyretel Shareholder.

If you have sold or otherwise transferred all of your Eyretel Shares, please send this Form of Acceptance, the Offer Document and the reply-paid envelope at once to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee. However, such documents should not be distributed, forwarded or transmitted in or into Canada, Japan or Australia.

The Offer is not being made, directly or indirectly, in or into and is not capable of acceptance in or from Canada, Australia or Japan. Accordingly, neither this document nor the Offer Document are being and they must not be, mailed or otherwise distributed or sent in, into or from Canada, Australia or Japan, unless Witness Systems, in its sole discretion, determines otherwise. All persons, including custodians, nominees and trustees should observe these restrictions and should not send or distribute this document and the Offer Document in or into Canada, Australia or Japan. Doing so may render invalid any purported acceptance of the Offer. Any persons (including nominees, trustees and custodians) who may have a legal or contractual obligation to forward this document and/or the accompanying documents to any jurisdiction outside the United Kingdom or the United States should read paragraph 8 of Part B and paragraph (b) of Part C of Appendix 1 to the Offer Document before doing so.
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                        FORM OF ACCEPTANCE AND AUTHORITY
                             Recommended Cash Offer
                         by GOLDMAN SACHSINTERNATIONAL
                       on behalf of WITNESS SYSTEMS, Inc.
                           and (in the United States)
                                       by
                             WITNESS SYSTEMS, Inc.
                                      for
                                  EYRETEL plc


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                            PROCEDURE FOR ACCEPTANCE

* To accept the Offer, use this Form of Acceptance and follow the instructions and notes for guidance set out on pages 2 and 4. All Eyretel Shareholders who are individuals must sign the Form of Acceptance in the presence of a witness who must also sign where indicated. If you hold Eyretel Shares jointly with others, you must arrange for all your co-holders to sign this Form of Acceptance.

* The information on page 4 of this Form of Acceptance may help to answer queries you may have about the Form of Acceptance and procedure for responding to the Offer.

* Please return this Form of Acceptance, duly completed and signed (and accompanied, if your Eyretel Shares are in certificated form, by your share certificate(s) and/or other document(s) of title) either by post or by hand to Capita IRG Plc, Corporate Actions, PO Box 166, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TH AS SOON AS POSSIBLE, BUT IN ANY EVENT SO AS TO BE RECEIVED BY NO LATER THAN 3.00 P.M. (LONDON TIME) ON 21 MARCH 2003. A FIRST CLASS REPLY-PAID ENVELOPE (FOR USE IN THE UK ONLY) IS ENCLOSED FOR DOCUMENTS LODGED BY POST.

* If your Eyretel Shares are in uncertificated form (that is, in CREST) you should return this Form of Acceptance duly completed and signed and take the action set out in paragraph 15(b) of the letter from Goldman Sachs International contained in the Offer Document in order to transfer your Eyretel Shares to an escrow balance. For this purpose, the participant ID of Capita IRG, which will act as the escrow agent for the purposes of the Offer, is RA10, the member account ID of the Escrow Agent is EYRETEL and the Form of Acceptance Reference Number of this Form of Acceptance (for insertion in the eight characters of the shared note field on the TTE instruction) is shown next to Box 4. You should ensure that the TTE settles not later than 3.00 p.m. (London time) on 21 March 2003. IF YOU ARE A CREST SPONSORED MEMBER YOU SHOULD REFER TO YOUR CREST SPONSOR BEFORE TAKING ANY ACTION. ONLY YOUR CREST SPONSOR WILL BE ABLE TO SEND THE NECESSARY TTE INSTRUCTION TO CRESTCO IN RELATION TO YOUR EYRETEL SHARES.

* IF YOU HOLD EYRETEL SHARES IN BOTH CERTIFICATED AND UNCERTIFICATED FORM, YOU SHOULD COMPLETE A SEPARATE FORM OF ACCEPTANCE FOR EACH HOLDING. SIMILARLY, YOU SHOULD COMPLETE A SEPARATE FORM OF ACCEPTANCE FOR EACH DIFFERENT MEMBER ACCOUNT ID UNDER WHICH EYRETEL SHARES ARE HELD IN UNCERTIFICATED FORM AND FOR EACH DIFFERENT DESIGNATION UNDER WHICH EYRETEL SHARES ARE HELD IN CERTIFICATED FORM. YOU CAN OBTAIN FURTHER FORMS OF ACCEPTANCE BY CONTACTING CAPITA IRG AT THE ADDRESS GIVEN ABOVE OR BY TELEPHONE ON 0870 1623 100 (OR, IF CALLING FROM OUTSIDE THE UNITED KINGDOM ON +44 (0) 20 8639 2157).

* If your Eyretel Shares are in certificated form and your share certificate(s) and/or other document(s) of title is/are not readily available or is/are lost, this Form of Acceptance should nevertheless be completed, signed and returned as stated above so as to be received no later than 3.00 p.m. (London time) on 21 March 2003 and the share certificate(s) and/or other document(s) of title or an indemnity satisfactory to Witness Systems should be lodged as soon as possible thereafter with Capita IRG at the address set out above.

* PLEASE READ PARTS A,B AND C OF APPENDIX 1 TO THE OFFER DOCUMENT, THE TERMS OF WHICH ARE INCORPORATED IN AND FORM PART OF THIS FORM OF ACCEPTANCE.

* A Form of Acceptance contained in an envelope postmarked in Canada, Japan or Australia or otherwise appearing to Witness Systems or its agents to have been sent from any of those countries will not constitute a valid acceptance of the Offer.
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            PLEASE DO NOT DETACH ANY PART OF THIS FORM OF ACCEPTANCE
     IF YOU HAVE ANY QUERIES AS TO HOW TO COMPLETE THIS FORM OF ACCEPTANCE,
                   PLEASE CONTACT CAPITA IRG ON 0870 1623 100

                    HOW TO COMPLETE THIS FORM OF ACCEPTANCE

The provisions of Parts A, B and C of Appendix 1 to the Offer Document are incorporated into and form part of this Form of Acceptance.
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[1] The Offer

To accept the Offer, insert in Box [1] the total number of Eyretel Shares for which you wish to accept the Offer. You must also sign Box [2] which will constitute your acceptance of the Offer, and complete Box [3] and Box [7] . If applicable, you should also complete Boxes [4], [5] and [6]. If no number or registered holding of Eyretel Shares is inserted in Box [1] and you have signed Box [2], you will be deemed to have inserted in Box [1] and to have accepted the Offer in respect of, your entire registered holding of Eyretel Shares. If your Eyretel Shares are in CREST you must insert the participant ID and member account ID in Box [4]. If you put "No" in Box [5], you may be deemed not to have accepted the Offer.

Complete here
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[2] Signatures

You must sign Box [2] regardless of which other box(es) you complete and, in the case of a joint holding, arrange for all other joint holders to do likewise. Each holder must sign in the presence of a witness. The witness must be over 18 years of age and must not be one of the joint registered holders. The same witness may witness each signature of the joint holders. If the acceptance is not made by the registered holder(s), insert the name(s) and capacity (e.g. executor) of the person(s) making the acceptance. A company may either execute under seal, the seal being affixed and witnessed in accordance with its Articles of Association or other regulations or, if applicable, in accordance with
Section 36A of the Companies Act 1985.

Sign here




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[3] Full name(s) and address(es)

Complete Box [3] with the full name and address of the sole or first-named registered holder together with the full names and addresses of all other joint holders (if any) in BLOCK CAPITALS. Unless you complete Box [6], this is the address to which your consideration will be sent. If the address inserted in Box is in Canada, Japan or Australia, you must insert in Box [3] an alternative address outside Canada, Japan or Australia.

Complete here



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[4] Participant ID and member account ID

If your Eyretel Shares are in CREST, you must insert in Box [4] the participant ID and the member account ID under which such Eyretel Shares are held by you in CREST. You must also transfer (or procure the transfer of) the Eyretel Shares concerned to an escrow balance, specifying in the TTE instructions the participant ID and the member account ID inserted in Box [4] and the Form of Acceptance Reference Number of this Form of Acceptance and other information specified in paragraph 15 of the letter from Goldman Sachs International contained in the Offer Document.

Complete here


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[5] Other overseas persons

If you are unable to give the representations and warranties required by paragraph (b) of Part C of Appendix I to the Offer Document, YOU MUST PUT "NO" IN BOX [5]. If you do not put "NO" in Box [5] you will be deemed to have given such representations and warranties.

Complete here


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[6] Alternative address for despatch of consideration

If you wish the consideration to be sent to an address other than the address of the first named holder set out in Box [3] or to someone other than the first named registered holder at the address set out in Box [3] (e.g. your bank manager or stockbroker) you should complete Box [6] . Box [6] must also be completed by holders with registered addresses in Canada, Japan or Australia or holders who have completed Box [3] with an address in Canada, Japan or Australia. You must not insert in Box [6] an address in Canada, Japan or Australia.

Complete here


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[7] Daytime telephone number

Insert in Box [7] your daytime telephone number in case of queries.

Complete here


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
                                     Page 3

                    FORM OF ACCEPTANCE RELATING TO THE OFFER

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[1] TO ACCEPT THE OFFER

Complete Box [1], Box [3] and Box [7] (and, if appropriate, Boxes [4], [5] and [6]) and sign Box [2] in the presence of a witness.

                                                           Box [1]
                                                 No. of Eyretel Shares for which
                                                 you are accepting the Offer


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[2] SIGN HERE TO ACCEPT THE OFFER AND GIVE THE REQUIRED REPRESENTATIONS AND
WARRANTIES

                                                           Box [2]
Individuals
Signed and delivered as a deed by:       Note: the signature of each registered
                                         holder should be witnessed

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 First registered holder:      Witnessed by
 1...........................  1.Name.................    Address.............
                               Signature..............    ....................
 Second registered holder:
 2...........................  2.Name.................    Address.............
                               Signature..............    ....................

 Third registered holder:
 3...........................  3.Name.................    Address.............
                               Signature..............    ....................

 Fourth registered holder:
 4...........................  4.Name.................    Address.............
                               Signature..............    ....................

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Companies
Executed as a deed by:

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                                                 The common seal of

..........................................   or .................................
Name of corporation                            was affixed to this deed in the
                                               presence of:

..........................................      .................................
Signature of Director                          Signature Director

..........................................      .................................
Signature of second Director or Secretary      Signature Director

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[3] FULL NAME(S) AND ADDRESS(ES)

                                                                         Box [3]


       First registered holder                    Third registered holder

Forename(s)..............................  Forename(s)..........................
Surname (Mr/Mrs/Miss/Title)..............  Surname (Mr/Mrs/Miss/Title)..........
Address..................................  Address..............................
...............Postcode...................  ..............Postcode...............

       Second registered holder                   Fourth registered holder

Forename(s)..............................  Forename(s)..........................
Surname (Mr/Mrs/Miss/Title)..............  Surname (Mr/Mrs/Miss/Title)..........
Address..................................  Address..............................
...............Postcode...................  ..............Postcode...............


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[4] PARTICIPANT AND MEMBER ACCOUNT ID                          Box [4]
                                                     ===========================
Complete this box only if your Eyretel Shares are    Participant ID.............
in CREST. The Reference Number of this Form of       Member account ID..........
Acceptance is:                                       ===========================



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[5] OVERSEAS SHAREHOLDERS                                      Box [5]

Please put "No" in Box [5] if you are unable to       ==========================
give the warranty relating to overseas shareholders
in paragraph (b) of Part C of Appendix I of
the Offer Document.                                   ==========================


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[6] ALTERNATIVE ADDRESS                                        Box [6]
                                                       =========================
Address, if not as specified in Box , outside          Name.....................
Canada, Japan or Australia to which consideration      Address..................
is to be sent.                                         ........Postcode.........
                                                       =========================


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[7] DAYTIME TELEPHONE NUMBER                                   Box [7]
                                         =======================================
                                         Daytime telephone number...............
                                         =======================================

       FURTHER NOTES ABOUT COMPLETING AND LODGING THIS FORM OF ACCEPTANCE

In order to be effective, this Form of Acceptance must, except as mentioned below, be signed personally by the registered holder or, in the case of a joint holding, by all of the joint holders and each individual signature must be independently witnessed. A company must execute this Form of Acceptance under its common seal, the seal being affixed and witnessed in accordance with its Articles of Association or other regulations. Alternatively, a company to which section 36A of the Companies Act 1985 applies may execute this Form of Acceptance by a director and the company secretary or by two directors of the company signing the Form of Acceptance and a company incorporated outside England and Wales may sign in accordance with the laws of the relevant territory in which the relevant company is incorporated. In both cases, execution should be expressed to be by the company and each person signing the Form of Acceptance should state the office which he/she holds and insert the name of the company above or alongside his/her signature.

In order to avoid delay and inconvenience to yourself, the following points may assist you:

1.   IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY)

     Send this Form of Acceptance and the Offer Document by the quickest means (e.g. air mail), but not in, into or from Canada, Japan or Australia, to the holder for execution or, if he/she has executed a power of attorney giving sufficient authority, have this Form of Acceptance signed by the attorney in the presence of a witness. In the latter case, the power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) must be lodged with this Form of Acceptance for noting (see paragraph 8 below). No other signatures are acceptable.

2.   IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL OF YOUR EYRETEL SHARES

     You should pass this Form of Acceptance together with the Offer Document and the reply paid envelope at once, to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee. However, this Form of Acceptance and the Offer Document should not be forwarded or transmitted in, into or from Canada, Japan or Australia. If your Eyretel Shares are in certificated form, and you wish to sell part of your holding of Eyretel Shares and also wish to accept the Offer in respect of the balance but are unable to obtain the balance certificate by 21 March 2003 you should ensure that the stockbroker or other agent through whom you make the sale obtains the appropriate endorsement or indication, signed on behalf of Eyretel's registrars, Computershare Services plc, PO Box 82, The Pavilions, Bridgewater Road, Bristol BS99 7NH.

3.   IF THE SOLE HOLDER HAS DIED

     If a grant of probate or letters of administration has/have been registered with Eyretel's registrars Computershare Services plc, this Form of Acceptance must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness, and returned either by post or by hand to Capita IRG at the address given on page 1. If a grant of probate or letters of administration have not been registered with Eyretel's registrars, Computershare Services plc, the personal representative(s) or the prospective personal representative(s) should sign this Form of Acceptance, each in the presence of a witness, and return it with the share certificate(s) or other document(s) of title to Capita IRG at the address given on page 1. However, the grant of probate or letters of administration must be lodged with Capita IRG before the consideration due under the Offer can be forwarded to the personal representative(s).

4.   IF ONE OF THE JOINT HOLDERS HAS DIED

     This Form of Acceptance must be signed by all the surviving holders in the presence of a witness, and lodged with Capita IRG at the address given on page 1 with the share certificate(s) and/or other documents of title and accompanied by the death certificate, the grant of probate or letters of administration in respect of the deceased holder.

5. IF YOUR EYRETEL SHARES ARE IN CERTIFICATED FORM AND THE SHARE CERTIFICATE(S) ARE HELD BY YOUR STOCKBROKER, BANK OR SOME OTHER AGENT

     Complete this Form of Acceptance and, if the share certificate(s) is/are readily obtainable, deliver this completed Form of Acceptance to your bank, stockbroker or other agent for lodging with Capita IRG at the address given on page 1 accompanied by the share certificate(s) and/or other document(s) of title. If the share certificate(s) is/are not readily obtainable, send this Form of Acceptance duly completed to Capita IRG at the address given on page 1 together with a note saying, for example, "Share certificate(s) to follow" and arrange for the share certificate(s) to be forwarded to Capita IRG at the address given on page 1 as soon as possible thereafter. It would be helpful for your agent to be informed of the full terms of the Offer.

6. IF YOUR EYRETEL SHARES ARE IN CERTIFICATED FORM AND THE SHARE CERTIFICATE(S) HAVE BEEN LOST

     Complete this Form of Acceptance and lodge it, together with any share certificate(s) available, with Capita IRG at the address given on page 1 accompanied by a letter stating that you have lost one or more of your share certificate(s). At the same time you should write to Eyretel's registrars, Computershare Services plc at the address given in paragraph 2 above, requesting that they send you a letter of indemnity for completion. When completed, the letter of indemnity must be lodged with Capita IRG at the address given on page 1 in support of this Form of Acceptance as soon as possible.

7.   IF YOUR EYRETEL SHARES ARE IN CREST

     You should take the action set out in paragraph 15 of the letter from Goldman Sachs International contained in the Offer Document to transfer your Eyretel Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Record Number so that such number can be inserted in the TTE instruction.

     If you are a CREST sponsored member, you should refer to your CREST sponsor before taking any action, as only your CREST sponsor will be able to send the necessary TTE instruction to CRESTCo in relation to your Eyretel Shares.

8.   IF THIS FORM OF ACCEPTANCE IS SIGNED UNDER A POWER OF ATTORNEY

     The completed Form of Acceptance, together with the share certificate(s) and/or other document(s) of title, should be lodged with Capita IRG at the address given on page 1, accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act
     1971). The power of attorney will be noted by Capita IRG and returned as directed.

9. IF YOUR NAME OR OTHER PARTICULARS DIFFER FROM THOSE APPEARING ON YOUR SHARE CERTIFICATE(S), FOR EXAMPLE:

     (a)  Name on the certificate................................. James Smith
          Correct name........................................James John Smith

          Complete this Form of Acceptance with the correct name and lodge it with Capita IRG at the address given on page 1 accompanied by your share certificate(s) and by a letter from your bank, stockbroker or solicitor confirming that the person described on the share certificate(s) and the person who has signed this Form of Acceptance are one and the same.

     (b)  Incorrect address on the share certificate(s)

          Write the correct address in Box of this Form of Acceptance.

     (c)  Change of name

          If you have changed your name, lodge your marriage certificate or the deed poll or, in the case of a company, a copy of the certificate of incorporation on change of name, with this Form of Acceptance for noting.

10.  IF YOU ARE NOT RESIDENT IN THE UNITED KINGDOM OR THE UNITED STATES

     The attention of Eyretel Shareholders not resident in the United Kingdom or the United States is drawn, in particular to paragraph 8 of Part B and paragraph b of Part C of Appendix I to the Offer Document.

     WITHOUT PREJUDICE TO PART B OF APPENDIX I OF THE OFFER DOCUMENT, WITNESS SYSTEMS RESERVES THE RIGHT TO TREAT AS VALID ANY ACCEPTANCE OF THE OFFER WHICH IS NOT ENTIRELY IN ORDER OR WHICH IS NOT ACCOMPANIED BY THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE. IN THAT EVENT, NO PAYMENT OF CASH UNDER THE OFFER WILL BE MADE UNTIL AFTER THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE OR INDEMNITIES SATISFACTORY TO WITNESS SYSTEMS HAVE BEEN RECEIVED BY CAPITA IRG AT THE ADDRESS GIVEN ON PAGE 1. NOTWITHSTANDING THAT NO SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENTS OF TITLE IS/ARE DELIVERED WITH THIS FORM OF ACCEPTANCE, THE FORM, IF OTHERWISE VALID AND ACCOMPANIED BY AN APPROPRIATE ENDORSEMENT OR CERTIFICATION TO THE EFFECT THAT THE EYRETEL SHARES REFERRED TO THEREIN ARE AVAILABLE FOR ACCEPTANCE, AND SIGNED ON BEHALF OF THE EYRETEL'S REGISTRARS, COMPUTERSHARE SERVICES PLC, AND DELIVERED TO CAPITA IRG AT THE ADDRESS GIVEN ON PAGE 1 MAY BE TREATED AS VALID FOR ALL PURPOSES.